UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

AmeriCrew Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174581	87-3422241
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

201-387-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2023, the Board of Directors of Americrew Inc. (the “Company”) appointed David Unger as a director of the Company to fill the vacancy which resulted from a prior director’s resignation in July 2022.

As previously disclosed in the Company’s Transition Report on Form 10-KT/A for the transition period ended on September 30, 2022, Mr. Unger holds a promissory note in the principal amount of $83,790 and a five-year warrant to purchase 88,652 shares of the Company’s at an exercise price for $1.9032 per share in connection with a previous loan of $107,253 advanced by Mr. Unger to the Company in September 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREW INC.

Date: May 30, 2023	By:	/s/ Ross DiMaggio
Name: Ross DiMaggio
Title: Chief Financial Officer

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